BlackRock Financial Institutions Series Trust

BlackRock Summit Cash Reserves Fund

BlackRock FundsSM

BlackRock Liquid Environmentally Aware Fund

BlackRock Wealth Liquid Environmentally Aware Fund

BlackRock Funds III

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Treasury

BlackRock Liquidity Funds

TempCash

TempFund

BlackRock Liquid Federal Trust Fund

FedFund

T-Fund

Treasury Trust Fund

California Money Fund

MuniCash

New York Money Fund

BlackRock Series Fund, Inc.

BlackRock Government Money Market Portfolio

BlackRock Variable Series Funds, Inc.

BlackRock Government Money Market V.I. Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 18, 2022 (the “Supplement”) to the

Statement of Additional Information (“SAI”) of each Fund, as supplemented to date

The following changes are made to each Fund’s SAI, as applicable:

For BlackRock Liquid Environmentally Aware Fund, the third paragraph of the section entitled “Investment Restrictions—Notations Regarding the Fund’s Fundamental Investment Restrictions” in Part I of the Fund’s SAI is deleted in its entirety and replaced with the following:

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) In addition, the Fund has received an exemptive order from the SEC permitting it to borrow through the Interfund Lending Program (discussed below), subject to the conditions of the exemptive order. To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

The following changes are made to the SAIs of BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Treasury, TempCash, TempFund, BlackRock Liquid Federal Trust Fund, FedFund, T-Fund, Treasury Trust Fund, California Money Fund, MuniCash and New York Money Fund and part II of the SAIs of BlackRock Summit Cash Reserves Fund, BlackRock Liquid Environmentally Aware Fund, BlackRock Wealth Liquid Environmentally Aware Fund, BlackRock Government Money Market Portfolio and BlackRock Government Money Market V.I. Fund:

In light of Rule 18f-4 under the Investment Company Act of 1940, as amended, all references to segregating, maintaining, setting aside or covering with liquid assets with respect to derivatives transactions including, but not limited to, reverse repurchase agreements, when-issued securities, delayed delivery securities and forward commitments are deleted from each Fund’s SAI.

Shareholders should retain this Supplement for future reference.

SAI-MM16-0722